Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets(1)

	September 30,	December 31,
	2013	2012
	(Dollars in thousands)
Non-accrual loans	$20,014	$32,929
Loans 90 days or more past due and still accruing interest	356	7
Total non-performing loans	20,370	32,936
Other real estate and repossessed assets	16,637	26,133
Total non-performing assets	$37,007	$59,069
As a percent of Portfolio Loans
Non-performing loans	1.48%	2.32%
Allowance for loan losses	2.50	3.12
Non-performing assets to total assets	1.69	2.92
Allowance for loan losses as a percent of non-performing loans	169.06	134.43

(1)	Excludes loans classified as “troubled debt restructured” that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings (“TDR”)

	September 30, 2013
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$38,299	$80,630		$118,929
Non-performing TDR’s (1)	5,338	5,630	(2)	10,968
Total	$43,637	$86,260		$129,897

	December 31, 2012
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$40,753	$85,977		$126,730
Non-performing TDR’s (1)	7,756	9,177	(2)	16,933
Total	$48,509	$95,154		$143,663

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses	Nine months ended
	September 30,
	2013		2012
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(Dollars in thousands)
Balance at beginning of period	$44,275	$598	$58,884	$1,286
Additions (deduction)
Provision for loan losses	(3,153)	-	6,438	-
Recoveries credited to allowance	6,893	-	4,603	-
Loans charged against the allowance	(13,578)	-	(21,294)	-
Reclassification to loans held for sale	-		(610)
Deductions included in non-interest expense	-	(57)	-	(597)
Balance at end of period	$34,437	$541	$48,021	$689

Net loans charged against the allowance to average Portfolio Loans	0.65%		1.46%

Alternative Sources of Funds

	September 30,			December 31,
	2013			2012
		Average			Average
	Amount	Maturity	Rate	Amount	Maturity	Rate
		(Dollars in thousands)
Brokered CDs	$13,227	0.4 years	1.35%	$14,591	0.6 years	1.70%
Fixed-rate FHLB advances	17,281	3.8 years	6.38	17,622	4.5 years	6.38
Total	$30,508	2.3 years	4.20%	$32,213	2.7 years	4.26%

Capitalization
	September 30,	December 31,
	2013	2012
	(In thousands)
Subordinated debentures	$50,175	$50,175
Amount not qualifying as regulatory capital	(1,507)	(1,507)
Amount qualifying as regulatory capital	48,668	48,668
Shareholders’ equity
Convertible preferred stock	-	84,204
Common stock	350,926	251,237
Accumulated deficit	(115,155)	(192,408)
Accumulated other comprehensive loss	(9,170)	(8,058)
Total shareholders’ equity	226,601	134,975
Total capitalization	$275,269	$183,643

Non-Interest Income
	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2013	2013	2012	2013	2012
	(In thousands)
Service charges on deposit accounts	$3,614	$3,583	$4,739	$10,603	$13,492
Interchange income	1,852	1,933	2,324	5,542	7,053
Net gains (losses) on assets
Mortgage loans	1,570	3,208	4,602	8,415	12,041
Securities	14	107	301	205	1,154
Other than temporary impairment loss on securities
Total impairment loss	-	(26)	(70)	(26)	(332)
Loss recognized in other comprehensive income	-	-	-	-	-
Net impairment loss recognized in earnings	-	(26)	(70)	(26)	(332)
Mortgage loan servicing	338	1,654	(364)	2,614	(716)
Investment and insurance commissions	447	383	491	1,280	1,586
Bank owned life insurance	353	337	398	1,028	1,221
Title insurance fees	409	368	482	1,261	1,479
(Increase) decrease in fair value of U.S.
Treasury warrant	-	20	(32)	(1,025)	(211)
Other	1,240	1,444	1,671	4,019	5,401
Total non-interest income	$9,837	$13,011	$14,542	$33,916	$42,168

Capitalized Mortgage Loan Servicing Rights
	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
	(In thousands)
Balance at beginning of period	$13,037	$10,651	$11,013	$11,229
Originated servicing rights capitalized	772	996	2,661	2,948
Amortization	(793)	(1,052)	(3,111)	(3,351)
Change in valuation allowance	35	(390)	2,488	(621)
Balance at end of period	$13,051	$10,205	$13,051	$10,205

Valuation allowance at end of period	$3,599	$7,165	$3,599	$7,165

Mortgage Loan Activity

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2013	2013	2012	2013	2012
	(Dollars in thousands)
Mortgage loans originated	$97,391	$121,054	$135,263	$347,177	$384,896
Mortgage loans sold	96,989	112,873	128,196	340,318	367,350
Mortgage loans sold with servicing rights released	16,017	15,696	21,942	46,250	59,837
Net gains on the sale of mortgage loans	1,570	3,208	4,602	8,415	12,041
Net gains as a percent of mortgage loans sold (“Loan Sales Margin”)	1.62%	2.84%	3.59%	2.47%	3.28%
Fair value adjustments included in the Loan Sales Margin	(0.89)	(0.13)	0.29	(0.58)	0.45

Non-Interest Expense

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2013	2013	2012	2013	2012
	(In thousands)
Compensation	$8,529	$8,346	$9,702	$25,080	$29,198
Performance-based compensation	2,104	1,520	1,712	4,686	3,532
Payroll taxes and employee benefits	1,958	1,849	2,196	5,847	6,868
Compensation and employee benefits	12,591	11,715	13,610	35,613	39,598
Occupancy, net	2,017	2,147	2,482	6,588	7,688
Data processing	2,090	2,042	2,024	6,048	5,960
Loan and collection	1,584	1,702	2,832	5,512	8,129
Vehicle service contract counterparty contingencies	149	3,127	281	3,403	1,078
Furniture, fixtures and equipment	1,051	1,088	1,083	3,171	3,490
Provision for loss reimbursement on sold loans	1,417	356	193	2,436	751
Communications	695	730	896	2,205	2,791
FDIC deposit insurance	685	711	816	2,026	2,489
Advertising	652	659	647	1,881	1,842
Legal and professional fees	487	664	952	1,843	3,117
Interchange expense	410	418	468	1,238	1,321
Net losses on other real estate and repossessed assets	119	320	291	1,091	1,911
Credit card and bank service fees	310	331	433	975	1,708
Supplies	277	244	299	771	1,033
Amortization of intangible assets	203	203	272	609	816
Write-down of property and equipment held for sale	-	-	860	-	860
Cost (recoveries) related to unfunded lending commitments	(86)	48	(538)	(57)	(597)
Other	1,283	1,237	1,395	3,796	2,843
Total non-interest expense	$25,934	$27,742	$29,296	$79,149	$86,828

Average Balances and Tax Equivalent Rates

	Three Months Ended
	September 30,
	2013			2012
	Average			Average
	Balance	Interest	Rate(3)	Balance	Interest	Rate(3)
Assets (1)	(Dollars in thousands)
Taxable loans	$1,396,709	$20,027	5.70%	$1,532,773	$23,312	6.06%
Tax-exempt loans (2)	5,321	86	6.41	6,709	111	6.58
Taxable securities	337,299	1,109	1.30	217,427	655	1.20
Tax-exempt securities (2)	35,242	433	4.87	26,116	398	6.06
Cash – interest bearing	117,971	68	0.23	377,899	243	0.26
Other investments	21,496	242	4.47	20,494	189	3.67
Interest Earning Assets	1,914,038	21,965	4.57	2,181,418	24,908	4.55
Cash and due from banks	46,069			56,289
Other assets, net	188,705			161,971
Total Assets	$2,148,812			$2,399,678

Liabilities
Savings and interest-bearing checking	$910,422	294	0.13	$1,079,389	494	0.18
Time deposits	415,090	1,077	1.03	549,319	1,729	1.25
Other borrowings	67,578	884	5.19	67,994	1,059	6.20
Interest Bearing Liabilities	1,393,090	2,255	0.64	1,696,702	3,282	0.77
Non-interest bearing deposits	502,357			545,945
Other liabilities	37,143			40,477
Shareholders’ equity	216,222			116,554
Total liabilities and shareholders’ equity	$2,148,812			$2,399,678

Net Interest Income		$19,710			$21,626

Net Interest Income as a Percent of Average Interest Earning Assets			4.10%			3.95%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized.

Average Balances and Tax Equivalent Rates

	Nine Months Ended
	September 30,
	2013			2012
	Average			Average
	Balance	Interest	Rate(3)	Balance	Interest	Rate(3)
Assets (1)	(Dollars in thousands)
Taxable loans	$1,415,545	$60,919	5.75%	$1,557,164	$71,209	6.11%
Tax-exempt loans (2)	5,628	272	6.46	7,010	336	6.40
Taxable securities	274,002	2,772	1.35	221,245	2,246	1.36
Tax-exempt securities (2)	28,873	1,164	5.39	26,563	1,220	6.13
Cash – interest bearing	149,807	272	0.24	334,426	638	0.25
Other investments	21,274	694	4.36	20,628	572	3.70
Interest Earning Assets	1,895,129	66,093	4.66	2,167,036	76,221	4.70
Cash and due from banks	44,866			54,619
Other assets, net	157,038			163,058
Total Assets	$2,097,033			$2,384,713

Liabilities
Savings and interest-bearing checking	$906,046	864	0.13	$1,071,169	1,452	0.18
Time deposits	418,193	3,499	1.12	565,731	5,500	1.30
Other borrowings	67,716	2,625	5.18	73,714	3,351	6.07
Interest Bearing Liabilities	1,391,955	6,988	0.67	1,710,614	10,303	0.80
Non-interest bearing deposits	496,777			524,615
Other liabilities	39,292			39,810
Shareholders’ equity	169,009			109,674
Total liabilities and shareholders’ equity	$2,097,033			$2,384,713

Net Interest Income		$59,105			$65,918

Net Interest Income as a Percent of Average Interest Earning Assets			4.17%			4.06%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized.

Commercial Loan Portfolio Analysis as of  September 30, 2013

		Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$17,416	$1,362	$965	$2,327	13.4%
Land Development	12,788	3,482	327	3,809	29.8
Construction	15,625	653	-	653	4.2
Income Producing	239,961	27,340	4,813	32,153	13.4
Owner Occupied	201,707	24,660	284	24,944	12.4
Total Commercial Real Estate Loans (1)	$487,497	$57,497	6,389	$63,886	13.1

Other Commercial Loans(1)	$137,875	$12,942	296	$13,238	9.6
Total non-performing commercial loans			$6,685

(1)	The total of these two categories is different than the September 30, 2013, Consolidated Statement of Financial Condition due primarily to loans in process.